UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2010

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 20, 2010, DTE Energy Company (“DTE Energy”) entered into an amended and restated two-year unsecured revolving credit agreement by and among DTE Energy, the lenders party thereto, Citibank, N.A. (“Citibank”), as Administrative Agent, and Barclays Capital (“Barclays”), Bank of America, N.A. (“Bank of America”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Co-Syndication Agents. DTE Energy’s aggregate availability under the two-year facility is approximately $538 million. Borrowings under the two-year facility will be available at prevailing short-term interest rates. The two-year facility will also support DTE Energy’s commercial paper borrowings. The two-year facility expires in August 2012 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
On August 20, 2010, Michigan Consolidated Gas Company, a wholly-owned subsidiary of DTE Energy (“MichCon”), entered into an amended and restated two-year unsecured revolving credit agreement by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, as Co-Syndication Agents. MichCon’s aggregate availability under the two-year facility is $250 million. Borrowings under the two-year facility will be available at prevailing short-term interest rates. The two-year facility will also support MichCon’s commercial paper borrowings. The two-year facility expires in August 2012 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
On August 20, 2010, DTE Energy entered into a new three-year unsecured revolving credit agreement by and among DTE Energy, the lenders party thereto, Citibank, as Administrative Agent, and Barclays, Bank of America and JPMorgan, as Co-Syndication Agents. DTE Energy’s aggregate availability under the new facility is approximately $562 million. Borrowings under the new facility will be available at prevailing short-term interest rates. The new facility will also support DTE Energy’s commercial paper borrowings. The new facility expires in August 2013 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
On August 20, 2010, MichCon entered into a new three-year unsecured revolving credit agreement by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, as Co-Syndication Agents. MichCon’s aggregate availability under the new facility is $175 million. Borrowings under the new facility will be available at prevailing short-term interest rates. The new facility will also support MichCon’s commercial paper borrowings. The new facility expires in August 2013 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
Item 1.02. Termination of a Material Definitive Agreement.
Effective August 20, 2010, DTE Energy terminated the Second Amended and Restated Five-Year Credit Agreement, dated as of October 17, 2005, by and among DTE Energy, the lenders party thereto and Citibank, as Administrative Agent. DTE Energy terminated this credit facility because it has been replaced with the new DTE Energy three-year credit facility, dated as of August 20, 2010, as discussed under Item 1.01 above.

Effective August 20, 2010, MichCon terminated the Second Amended and Restated Five-Year Credit Agreement, dated as of October 17, 2005, by and among MichCon, the lenders party thereto and JPMorgan, as Administrative Agent. MichCon terminated this credit facility because it has been replaced with the new MichCon three-year credit facility, dated as of August 20, 2010, as discussed under Item 1.01 above.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As discussed under Item 1.01 above, on August 20, 2010, DTE Energy entered into an amended and restated two-year credit agreement for borrowings up to approximately $538 million. DTE Energy does not have any borrowings under the facility at this time.
As discussed under Item 1.01 above, on August 20, 2010, MichCon entered into an amended and restated two-year credit agreement for borrowings up to $250 million. MichCon does not have any borrowings under the facility at this time.
As discussed under Item 1.01 above, on August 20, 2010, DTE Energy entered into a new three-year credit agreement for borrowings up to approximately $562 million. DTE Energy transferred $106 million in letters of credit outstanding under the terminated facility described in Item 1.02 to this facility and has no other borrowings under this facility at this time.
As discussed under Item 1.01 above, on August 20, 2010, MichCon entered into a new three-year credit agreement for borrowings up to $175 million. MichCon does not have any borrowings under the facility at this time.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1
Form of Amended and Restated DTE EnergyTwo-Year Credit Agreement, dated as of April 29, 2009 and amended and restated as of August 20, 2010, by and among DTE Energy, the lenders party thereto, Citibank, as Administrative Agent, and Barclays, Bank of America and JPMorgan, as Co-Syndication Agents.

10.2
Form of Amended and Restated MichCon Two-Year Credit Agreement, dated as of April 29, 2009 and amended and restated as of August 20, 2010, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, as Co-Syndication Agents.

10.3
Form of DTE Energy Three-Year Credit Agreement, dated as of August 20, 2010, by and among DTE Energy, the lenders party thereto, Citibank, as Administrative Agent, and Barclays, Bank of America and JPMorgan, as Co-Syndication Agents.

10.4
Form of MichCon Three-Year Credit Agreement, dated as of August 20, 2010, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, as Co-Syndication Agents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2010	DTE ENERGY COMPANY
(Registrant)

/s/ David R. Murphy David R. Murphy
Assistant Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Form of Amended and Restated DTE EnergyTwo-Year Credit Agreement, dated as of April 29, 2009 and amended and restated as of August 20, 2010, by and among DTE Energy, the lenders party thereto, Citibank, as Administrative Agent, and Barclays, Bank of America and JPMorgan, as Co-Syndication Agents.

10.2
Form of Amended and Restated MichCon Two-Year Credit Agreement, dated as of April 29, 2009 and amended and restated as of August 20, 2010, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, as Co-Syndication Agents.

10.3
Form of DTE Energy Three-Year Credit Agreement, dated as of August 20, 2010, by and among DTE Energy, the lenders party thereto, Citibank, as Administrative Agent, and Barclays, Bank of America and JPMorgan, as Co-Syndication Agents.

10.4
Form of MichCon Three-Year Credit Agreement, dated as of August 20, 2010, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, as Co-Syndication Agents.